UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 16, 2004

Date of Report (date of earliest event reported)

CHINA DIRECT TRADING CORPORATION

(Exact name of Registrant as specified in its charter)

Florida	0-28831	84-1047159

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File No.)	Identification Number)

12535 Orange Drive, Suite 613

Davie, Florida 33330

(Address of principal executive offices)

(954) 474-0224

(Registrant’s telephone number, including area code)

ITEM 8.01 OTHER MATERIALLY IMPORTANT EVENTS

On February 16, 2005, China Direct Trading Corporation (China Direct) and Dutchess Private Equities Fund, II, L.P., agreed to delay the implementation of Dutchess Private Equities Fund, II, LP equity credit line. China Direct decided that its stock’s market price and market support was not strong enough at this time to support an equity credit line financing. China Direct is exploring alternative sources of financing through the private placement of restricted shares of China Direct Common Stock, $0.0001 par value per share. China Direct is uncertain at this time if such a placement can be made, the possible aggregate offering amount of such an offering, or the possible terms and conditions of such an offering.

ITEM 9.01 FINANCIAL STATES AND EXHIBITS

(c) EXHIBITS

The following exhibits are filed with this Report:

99.1	China Direct Trading Corporation Press Release, dated February 16, 2005, regarding delay in implementing Dutchess Private Equities Fund, II, LP equity line of credit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIRECT TRADING CORPORATION

Date: February 17, 2005

By: /s/ Howard Ullman

Howard Ullman, Chief

Executive Officer and

President and Chairman

EXHIBIT INDEX

Exhibit #	Description
99.1	China Direct Trading Corporation Press Release, dated February 16, 2004 regarding delay in implementing Dutchess Private Equities Fund II, LP equity credit line

Exhibit 99.1

China Direct Announces Existing Equity Line of Credit With Dutchess Private Equities Fund, II, L.P. Is on Hold

February 16, 2005 09:58:00 AM ET

DAVIE, Fla., Feb. 16 /PRNewswire-FirstCall/ -- China Direct Trading Corp. (OTC Bulletin Board: CHDT) (“CHDT”) today announced that it has put on hold its existing equity line of credit with Dutchess Private Equities Fund, II, L.P. (“Dutchess”). Dutchess consented to the delay.

Howard Ullman, CEO/President of CHDT, stated: “We do not believe that the equity line of financing is, at this time, the most efficient means of raising the limited amount of capital required for CHDT’s business development efforts. Two major factors in our decision are the current stock market price of CHDT stock and our need to recruit primary market makers and institutional investors to more actively support our stock in the market. We are actively exploring alternative financing sources at this time. Our decision is in no way a reflection on Dutchess or its financing arrangement. Dutchess has been extremely professional and supportive in all of its dealings with CHDT. Based on our experience, we would certainly consider using Dutchess for financing in the future if and when our stock price is higher and we enjoy more active market support.”

BUSINESS: CHDT is a global trading company that operates through its subsidiaries: Souvenir Direct, Inc. and CPF. By establishing relationships with various governmental agencies, public and private institutions, and private industries in China, CHDT aims to play a key role in assisting U.S. companies that desire to move production or investments into China as well as helping Chinese firms grow through U.S. distribution development and financial support.

FORWARD-LOOKING STATEMENTS: This press release includes “forward-looking statements” within the meaning of the federal securities laws. Although CHDT believes that the assumptions upon which its forward-looking statements are based are reasonable, it can give no assurance that these assumptions will prove to be correct. Many factors are beyond CHDT’s and its subsidiaries’ control. Important factors that could cause actual results to differ materially from CHDT’s projections and expectations are disclosed in existing and future filings with the Securities and Exchange Commission. All forward- looking statements in this press release are expressly qualified by such cautionary statements and by reference to the underlying assumptions as set forth in the Company’s public filings with the Securities and Exchange Commission and herein.